Exhibit 99.2

MPT Medical Properties Trust SUPPLEMENTAL Q4

3 (COMPANY)OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations 6 6 Debt Summary 7 Debt Maturity Schedule 8 Pro Forma Net Debt /Annualized Adjusted EBITDA 9 PORTFOLIO INFORMATION Pro Forma Lease and Loan Maturity Schedule 10 10 (Total)Pro Forma Gross Assets and Adjusted Revenue by Asset Type, Operator, State and Country 11 EBITDARM to Rent Coverage 14 Summary of Investments and Development Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 16 Consolidated Balance Sheets 17 Unconsolidated Joint Venture Investments 18 Saint Luke’s Community Hospital - Shawnee, Kansas. FORWARD-LOOKING STATEMENTS Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio; the amount of acquisitions of healthcare real estate, if any; Net Debt to EBITDA; portfolio diversification; capital markets conditions; the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangements and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; potential impact from COVID-19 on our tenants/borrowers and the related impact to us; and other factors affecting the real estate industry generally or health-care real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. Certain information in the supplemental package is shown pro forma for transactions completed subsequent to period end and the consummation of pending transactions, including the Steward Massachusetts partnership and leasing five facilities in Utah to a new tenant. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. There is no assurance that the pending transactions will occur.

COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised MPT’s financing model facilitates acquisitions real estate investment trust formed in and recapitalizations and allows operators 2003 to acquire and develop net-leased hospital of hospitals to unlock the value of their real facilities. From its inception in Birmingham, estate assets to fund facility improvements, Alabama, the Company has grown to become one technology upgrades and other investments of the world’s largest owners of hospitals. in operations. Pro Forma as of December 31, 2021. 438 53 ~46,000 32 9 properties operators beds U. S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021 3

COMPANY OVERVIEW MPT OFFICERS: From the Left: Charles R. Lambert, Rosa H. Hooper, R. Lucas Savage, Edward K. Aldag, Jr., R. Steven Hamner, Emmett E. McLean and J. Kevin Hanna. Officers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer Emmett E. McLean Executive Vice President, Chief Operating Officer and Secretary J. Kevin Hanna Vice President, Controller and Chief Accounting Officer Rosa H. Hooper Vice President, Managing Director of Asset Management and Underwriting R. Lucas Savage Vice President, Head of Global Acquisitions Charles R. Lambert Vice President, Treasurer and Managing Director of Capital Markets Board of Directors Corporate Headquarters Edward K. Aldag, Jr. G. Steven Dawson Medical Properties Trust, Inc. R. Steven Hamner 1000 Urban Center Drive, Suite 501 Caterina A. Mozingo Birmingham, AL 35242 Elizabeth N. Pitman (205) 969-3755 D. Paul Sparks, Jr. Michael G. Stewart (205) 969-3756 (fax) C. Reynolds Thompson, III www.medicalpropertiestrust.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021 4

COMPANY OVERVIEW

INVESTOR RELATIONS

Drew Babin

Senior Managing Director of Corporate Communications
(646) 884-9809 dbabin@medicalpropertiestrust.com

Tim Berryman

Managing Director of Investor Relations
(205) 397-8589 tberryman@medicalpropertiestrust.com

Transfer Agent

American Stock Transfer and Trust Company

6201 15th Avenue
Brooklyn, NY 11219

Stock Exchange Listing and Trading Symbol

New York Stock Exchange (NYSE): MPW

MPW LISTED NYSE

Senior Unsecured Debt Ratings

Moody's – Ba1
Standard & Poor's – BBB-



MEMORIAL
HOSPITAL

Memorial Hospital of Gardena - Los Angeles, California.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021 5

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended	
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
FFO INFORMATION:				
Net income attributable to MPT common stockholders	$ 206,536	$ 109,884	$ 656,021	$ 431,450
Participating securities' share in earnings	(1,073)	(719)	(2,161)	(2,105)
Net income, less participating securities' share in earnings	**$ 205,463**	**$ 109,165**	**$ 653,860**	**$ 429,345**
Depreciation and amortization	97,510	83,327	374,599	306,493
(Gain) loss on sale of real estate	(43,575)	130	(52,471)	2,833
Real estate impairment charges	-	-	-	19,006
Funds from operations	**$ 259,398**	**$ 192,622**	**$ 975,988**	**$ 757,677**
Write-off (recovery) of straight-line rent and other	(670)	(683)	(2,271)	26,415
Non-cash fair value adjustments	(5,430)	612	(8,193)	9,642
Tax rate and other changes	-	(366)	42,746	9,295
Debt refinancing and unutilized financing costs	25,311	27,569	27,650	28,180
Normalized funds from operations	**$ 278,609**	**$ 219,754**	**$ 1,035,920**	**$ 831,209**
Share-based compensation	13,520	12,554	52,110	47,154
Debt costs amortization	4,968	3,548	17,661	13,937
Rent deferral, net	557	1,267	2,755	(11,393)
Straight-line rent revenue and other	(81,909)	(71,659)	(297,078)	(238,687)
Adjusted funds from operations	**$ 215,745**	**$ 165,464**	**$ 811,368**	**$ 642,220**
PER DILUTED SHARE DATA:				
Net income, less participating securities' share in earnings	$ 0.34	$ 0.20	$ 1.11	$ 0.81
Depreciation and amortization	0.16	0.16	0.63	0.57
(Gain) loss on sale of real estate	(0.07)	-	(0.09)	0.01
Real estate impairment charges	-	-	-	0.04
Funds from operations	**$ 0.43**	**$ 0.36**	**$ 1.65**	**$ 1.43**
Write-off (recovery) of straight-line rent and other	-	-	-	0.05
Non-cash fair value adjustments	(0.01)	-	(0.01)	0.02
Tax rate and other changes	-	-	0.07	0.02
Debt refinancing and unutilized financing costs	0.05	0.05	0.04	0.05
Normalized funds from operations	**$ 0.47**	**$ 0.41**	**$ 1.75**	**$ 1.57**
Share-based compensation	0.02	0.02	0.09	0.09
Debt costs amortization	0.01	0.01	0.03	0.02
Rent deferral, net	-	-	-	(0.02)
Straight-line rent revenue and other	(0.14)	(0.13)	(0.50)	(0.45)
Adjusted funds from operations	**$ 0.36**	**$ 0.31**	**$ 1.37**	**$ 1.21**

Notes:

(A) Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the "Earnings from equity interests" line on the consolidated statements of income.

(B) Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or Nareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the Nareit definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) non-cash revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021 6

FINANCIAL INFORMATION DEBT SUMMARY (As of December 31, 2021) ($ amounts in thousands) Debt Instrument Rate Type Rate Balance 2024 Credit Facility Revolver Variable 1.310% $ 730,000 2022 Interim Loan Variable 1.610% 869,606 2026 Term Loan Variable 1.560% 200,000 2.550% Notes Due 2023 (£400M) (A) Fixed 2.550% 541,280 (B) 2024 AUD Term Loan (A$1.2B) (A) Fixed 2.450% 871,560 3.325% Notes Due 2025 (€500M) (A) Fixed 3.325% 568,500 (A) (C) 2025 GBP Term Loan (£700M) Fixed 1.949% 947,240 0.993% Notes Due 2026 (€500M) (A) Fixed 0.993% 568,500 5.250% Notes Due 2026 Fixed 5.250% 500,000 2.500% Notes Due 2026 (£500M) (A) Fixed 2.500% 676,600 5.000% Notes Due 2027 Fixed 5.000% 1,400,000 3.692% Notes Due 2028 (£600M) (A) Fixed 3.692% 811,920 4.625% Notes Due 2029 Fixed 4.625% 900,000 3.375% Notes Due 2030 (£350M) (A) Fixed 3.375% 473,620 3.500% Notes Due 2031 Fixed 3.500% 1,300,000 $ 11,358,826 Debt issuance costs and discount (76,056) Weighted average rate 3.091% $ 11,282,770 RATE TYPE AS PERCENTAGE OF TOTAL DEBT Variable 15.8% Fixed 84.2% (A) Non-USD denominated debt converted to U.S. dollars at December 31, 2021. (B) We entered into an interest rate swap transaction, effective July 3, 2019, to fix the interest rate to 2.450% for the duration of the loan. (C) We entered into an interest rate swap transaction, effective March 6, 2020, to fix the interest rate to 1.949% for the duration of the loan. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021 7

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

($ amounts in thousands)

Debt Instrument	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031
2024 Credit Facility Revolver	$ -	$ -	$ 730,000	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2022 Interim Loan	869,606	-	-	-	-	-	-	-	-	-
2026 Term Loan	-	-	-	-	200,000	-	-	-	-	-
2.550% Notes Due 2023 (£400M) [(A)]	-	541,280	-	-	-	-	-	-	-	-
2024 AUD Term Loan (A$1.2B) [(A)]	-	-	871,560	-	-	-	-	-	-	-
3.325% Notes Due 2025 (€500M) [(A)]	-	-	-	568,500	-	-	-	-	-	-
2025 GBP Term Loan (£700M) [(A)]	-	-	-	947,240	-	-	-	-	-	-
0.993% Notes Due 2026 (€500M) [(A)]	-	-	-	-	568,500	-	-	-	-	-
5.250% Notes Due 2026	-	-	-	-	500,000	-	-	-	-	-
2.500% Notes Due 2026 (£500M) [(A)]	-	-	-	-	676,600	-	-	-	-	-
5.000% Notes Due 2027	-	-	-	-	-	1,400,000	-	-	-	-
3.692% Notes Due 2028 (£600M) [(A)]	-	-	-	-	-	-	811,920	-	-	-
4.625% Notes Due 2029	-	-	-	-	-	-	-	900,000	-	-
3.375% Notes Due 2030 (£350M) [(A)]	-	-	-	-	-	-	-	-	473,620	-
3.500% Notes Due 2031	-	-	-	-	-	-	-	-	-	1,300,000
	$ 869,606	$ 541,280	$ 1,601,560	$ 1,515,740	$ 1,945,100	$ 1,400,000	$ 811,920	$ 900,000	$ 473,620	$ 1,300,000



$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$869,606
$541,280
$1,601,560
$1,515,740
$1,945,100
$1,400,000
$811,920
$900,000
$473,620
$1,300,000
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2024 Credit Facility Revolver
2022 Interim Loan
2026 Term Loan
2.550% Notes Due 2023
2024 AUD Term Loan
3.325% Notes Due 2025
2025 GBP Term Loan
0.993% Notes Due 2026
5.250% Notes Due 2026
2.500% Notes Due 2026
5.000% Notes Due 2027
3.692% Notes Due 2028
4.625% Notes Due 2029
3.375% Notes Due 2030
3.500% Notes Due 2031

(A) Non-USD denominated debt converted to U.S. dollars at December 31, 2021.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021

8

FINANCIAL INFORMATION PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA (Unaudited) (Amounts in thousands) For the Three Months Ended December 31, 2021 Net income attributable to MPT common stockholders $ 206,536 Pro forma adjustments for investment activity (A) (11,886) Pro forma net income $ 194,650 Add back: Interest (B) 92,055 Depreciation and amortization (B) 95,554 Share-based compensation 13,520 Gain on sale of real estate (43,575) Write-off (recovery) of straight-line rent and other 7,280 Debt refinancing and unutilized financing costs 25,311 Non-cash fair value adjustments (5,430) Income tax (B) 5,627 4Q 2021 Pro forma adjusted EBITDA $ 384,992 Annualization $ 1,539,968 Total debt at December 31, 2021 $ 11,282,770 Pro forma changes after December 31, 2021 (1,461,061) Pro forma net debt $ 9,821,709 Pro forma net debt / annualized adjusted EBITDA 6.4x (A) Reflects our binding commitments on the Steward Massachusetts partnership and leasing five facilities in Utah to a new tenant, as well as other investments and property sales during and shortly after the fourth quarter. (B) Includes our share of interest, real estate depreciation and income tax expense from unconsolidated joint ventures. Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude share-based compensation, gains or losses on real estate and other dispositions, debt refinancing or similar charges, and impairment or other non-cash charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021 9

PORTFOLIO INFORMATION PRO FORMA LEASE AND LOAN MATURITY SCHEDULE (A) ($ amounts in thousands) (B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest 2022 12 $ 46,646 3.6% 2023 5 14,360 1.1% 2024 1 2,731 0.2% 2025 6 17,448 1.3% 2026 2 1,829 0.1% 2027 1 3,221 0.2% 2028 4 5,676 0.4% 2029 6 15,853 1.2% 2030 11 5,737 0.4% 2031 4 4,326 0.3% Thereafter 378 1,187,260 91.2% 430 $ 1,305,087 100.0% Percentage of total base rent/interest 100% 91.2% 90% 80% 70% 60% 50% 40% 30% 20% 10% 3.6% 1.1% 0.2% 1.3% 0.1% 0.2% 0.4% 1.2% 0.4% 0.3% 0% (A) Schedule includes leases and mortgage loans. (B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements. (C) Reflects all properties, including those that are part of joint ventures except vacant properties representing less than 1% of total pro forma gross assets and three facilities that are under development. (D) Represents base rent/interest income on an annualized basis as of period end but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues). MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021 10

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY ASSET TYPE

(December 31, 2021)

($ amounts in thousands)

	Pro Forma			Adjusted	
Asset Types	Properties	Total Gross Assets (A)	Percentage of Total Gross Assets	Q4 2021 Revenue (B)	Percentage of Q4 2021 Revenue
General Acute Care Hospitals	207	$ 16,188,861	72.5%	$ 338,447	76.6%
Behavioral Health Facilities	58	2,565,995	11.5%	45,810	10.3%
Inpatient Rehabilitation Hospitals	111	2,060,782	9.2%	44,061	10.0%
Long-Term Acute Care Hospitals	20	337,609	1.5%	8,261	1.9%
Freestanding ER/Urgent Care Facilities	42	255,517	1.2%	5,348	1.2%
Other	-	920,573	4.1%	-	-
Total	438	$ 22,329,337	100.0%	$ 441,927	100.0%

TOTAL PRO FORMA GROSS ASSETS BY ASSET TYPE



2%
1%
4%
9%
11%
73%
General Acute Care Hospitals
Behavioral Health Facilities
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Freestanding ER/Urgent Care Facilities
Other

TOTAL ADJUSTED REVENUE BY ASSET TYPE



2%
1%
10%
10%
77%

DOMESTIC PRO FORMA GROSS ASSETS BY ASSET TYPE



2%
2%
5%
6%
9%
76%
General Acute Care Hospitals
Behavioral Health Facilities
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Freestanding ER/Urgent Care Facilities
Other

DOMESTIC ADJUSTED REVENUE BY ASSET TYPE



3%
2%
7%
7%
81%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 3, 2022 for reconciliation of total assets to total pro forma gross assets at December 31, 2021.

(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated February 3, 2022 for a reconciliation of actual revenues to adjusted revenues.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021

11

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS - LARGEST INDIVIDUAL FACILITY

(December 31, 2021)

Operators	Percentage of Total Gross Assets - Largest Individual Facility
HCA Healthcare	2.5%
Steward Health Care	2.0%
Circle Health	1.1%
Prospect Medical Holdings	1.1%
Swiss Medical Network	0.8%
48 operators	1.3%

Largest Individual Facility Investment is Less Than 3% of MPT Investment Portfolio

COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK

While MPT seeks to align with proven operators with successful track records and demonstrated market leadership, individual facilities are discrete transactions regardless of portfolio size or related master lease and/or cross-default provisions

- *Is this hospital truly needed in this local market?*
- *Would the community suffer were this hospital not here?*
- *Are hospital relationships with admitting local physicians deep, time-tested, and sustainable?*
- *Is referral network sufficiently diversified by both practice and specialty?*
- *Would the facility be attractive to multiple identified high-quality replacement operators in the rare event a tenant must be replaced?*
- *Could the operator potentially be replaced at equal or more favorable (to MPT) terms?*

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY OPERATOR

(December 31, 2021)

($ amounts in thousands)

	Pro Forma			Adjusted	
Operators	Properties	Total Gross Assets (A)	Percentage of Total Gross Assets	Q4 2021 Revenue (B)	Percentage of Q4 2021 Revenue
Steward Health Care	34				
Florida market		$ 1,334,834	6.0%	$ 26,147	5.9%
Massachusetts market		1,177,914	5.3%	38,490	8.7%
Texas/Arkansas/Louisiana market		1,129,624	5.1%	18,881	4.3%
Arizona market		338,612	1.5%	8,583	1.9%
Ohio/Pennsylvania market		141,506	0.6%	3,648	0.8%
Utah market		-	-	32,081	7.3%
Circle Health	36	2,481,001	11.1%	54,936	12.4%
Prospect Medical Holdings	14	1,631,691	7.3%	37,912	8.6%
Swiss Medical Network	17	1,300,431	5.8%	11,753	2.7%
HCA Healthcare	9	1,240,546	5.6%	414	0.1%
48 operators	328	10,632,605	47.6%	209,082	47.3%
Other	-	920,573	4.1%	-	-
Total	**438**	**$ 22,329,337**	**100.0%**	**$ 441,927**	**100.0%**

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 3, 2022 for reconciliation of total assets to total pro forma gross assets at December 31, 2021.

(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated February 3, 2022 for a reconciliation of actual revenues to adjusted revenues.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021 12

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY U.S. STATE AND COUNTRY

(December 31, 2021)

($ amounts in thousands)

	Pro Forma			Adjusted	
U.S. States and Other Countries	Properties	Total Gross Assets [(A)]	Percentage of Total Gross Assets	Q4 2021 Revenue [(B)]	Percentage of Q4 2021 Revenue
Texas	54	$ 2,172,882	9.7%	$ 38,653	8.7%
California	28	1,650,038	7.4%	38,499	8.7%
Florida	8	1,334,835	6.0%	26,692	6.0%
Utah	7	1,255,545	5.6%	33,040	7.5%
Massachusetts	10	1,183,313	5.4%	38,655	8.7%
27 Other States	124	5,131,596	23.0%	117,653	26.7%
Other	-	692,280	3.1%	-	-
United States	**231**	**$ 13,420,489**	**60.2%**	**$ 293,192**	**66.3%**
United Kingdom	81	$ 4,492,918	20.1%	$ 87,753	19.9%
Switzerland	17	1,300,431	5.8%	11,753	2.7%
Germany	82	1,257,482	5.6%	25,037	5.7%
Australia	11	1,043,399	4.7%	14,875	3.4%
Spain	3	264,965	1.2%	3,585	0.8%
Other Countries	13	321,360	1.4%	5,732	1.2%
Other	-	228,293	1.0%	-	-
International	**207**	**$ 8,908,848**	**39.8%**	**$ 148,735**	**33.7%**
Total	438	$ 22,329,337	100.0%	$ 441,927	100.0%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 3, 2022 for reconciliation of total assets to total pro forma gross assets at December 31, 2021.

(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated February 3, 2022 for a reconciliation of actual revenues to adjusted revenues.

TOTAL PRO FORMA GROSS ASSETS BY COUNTRY


1%
1%
1%
5%
6%
6%
20%
60%
United States
United Kingdom
Switzerland
Germany
Australia
Spain
Other Countries
Other

TOTAL ADJUSTED REVENUE BY COUNTRY


6%
3%
1%
1%
3%
20%
66%

PRO FORMA GROSS ASSETS BY U.S. STATE


3%
10%
7%
6%
6%
5%
23%
Texas
California
Florida
Utah
Massachusetts
27 Other States
Other

ADJUSTED REVENUE BY U.S. STATE


9%
8%
6%
7%
9%
27%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021 13

PORTFOLIO INFORMATION

TOTAL PORTFOLIO TTM EBITDARM[A] RENT COVERAGE INCLUSIVE OF CARES ACT GRANTS

YOY AND SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE



5.00x
4.00x
3.00x
2.00x
1.00x
0.00x
1.9x
3.1x
3.1x
3.1x
2.0x
2.1x
2.1x
2.1x
2.7x
3.2x
3.3x
3.2x
1.8x
1.9x
1.3x
1.9x
1.9x
2.9x
2.9x
2.9x
General Acute Care Hospitals
Inpatient Rehabilitation Facilities
Long-Term Acute Care Hospitals
Behavioral Health Facilities
Total Portfolio
Q3 2020 (YoY)
Q3 2021 (YoY)
Q2 2021 (QoQ)
Q3 2021 (QoQ)

STRATIFICATION OF PORTFOLIO EBITDARM RENT COVERAGE

EBITDARM Rent Coverage TTM		Investment (in thousands)	No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	**$**	**144,062**	**2**	**0.9%**
3.00x - 4.49x	**$**	**8,017**	**1**	**0.1%**
1.50x - 2.99x	**$**	**146,962**	**7**	**0.9%**
Less than 1.50x	**$**	**8,284**	**2**	**0.1%**
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.8x	**$**	**15,407,062**	**300**	**98.0%**
General Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 3.0x	$	12,139,885	145	77.2%
Inpatient Rehabilitation Facilities Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.1x	$	1,928,912	107	12.3%
Long-Term Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 3.2x	$	288,255	19	1.8%
Behavioral Health Facilities Master Leased, Cross- Defaulted and/or with Parent Guaranty: 1.9x	$	1,050,010	29	6.7%



2%
<1%
<1%
<1%
<1%
7%
12%
77%
Greater than or equal to 4.50x
3.00x - 4.49x
1.50x - 2.99x
Less than 1.50x
General Acute Master Lease, Cross-Default or Parent Guaranty
Rehab Master Lease, Cross-Default or Parent Guaranty
LTACH Master Lease, Cross-Default or Parent Guaranty
Behavioral Health Facilities Master Lease, Cross-Default or Parent Guaranty

Notes:

Properties that do not provide financial reporting and disposed assets are not included. All data presented is on a trailing twelve month basis.

(A) EBITDARM adjusted for non-recurring items.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021

14

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED INVESTMENTS

(For the twelve months ended December 31, 2021)

(Amounts in thousands)

Operator	Location	Investment [A]	Commencement Date	Investment/ Development
Steward Health Care	U.S. - Various	$ 335,000	1/8/2021	Investment
Priory Group	United Kingdom	1,090,400	1/19/2021	Investment
Swiss Medical Network	Switzerland	157,630	4/16/2021	Investment
Pipeline Health Systems	California	215,000	7/6/2021	Investment
Circle Health	United Kingdom	21,528	7/6/2021	Investment
Steward Health Care	Florida	900,000	8/1/2021	Investment
Springstone	U.S. - Various	950,000	10/19/2021	Investment
Atrys Health	Portugal	20,666	10/21/2021	Investment
IMED Hospitales	Spain	51,875	12/2/2021	Investment[B]
		$ 3,742,099		

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF DECEMBER 31, 2021

(Amounts in thousands)

Operator	Location	Commitment	Costs Incurred as of 12/31/2021	Estimated Commencement Date
Ernest Health	California	$ 47,929	$ 42,132	Q1 2022
Ernest Health	California	47,700	31,197	Q2 2022
Steward Health Care	Texas	169,408	28,110	Q2 2024
		$ 265,037	$ 101,439	

(A) Excludes transaction costs, including real estate transfer and other taxes. Amount assumes exchange rate as of the investment date.

(B) Purchased the remaining 50% interest in IMED Valencia Hospitales in Spain in December 2021, which was formerly owned by MPT's joint venture partner.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021

15

FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended	
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
REVENUES				
Rent billed	$ 259,517	$ 203,034	$ 931,942	$ 741,311
Straight-line rent	66,458	55,184	241,433	158,881
Income from financing leases	50,701	49,081	202,599	206,550
Interest and other income	32,657	26,507	168,695	142,496
Total revenues	409,333	333,806	1,544,669	1,249,238
EXPENSES				
Interest	93,984	85,190	367,393	328,728
Real estate depreciation and amortization	84,199	72,196	321,249	264,245
Property-related [(A)]	7,833	5,712	39,098	24,890
General and administrative	38,326	34,542	145,638	131,663
Total expenses	224,342	197,640	873,378	749,526
OTHER INCOME (EXPENSE)				
Gain (loss) on sale of real estate	43,575	(130)	52,471	(2,833)
Real estate impairment charges	-	-	-	(19,006)
Earnings from equity interests	6,855	5,154	28,488	20,417
Debt refinancing and unutilized financing costs	(25,311)	(27,569)	(27,650)	(28,180)
Other (including mark-to-market adjustments on equity securities)	1,541	2,717	6,288	(6,782)
Total other income (expense)	26,660	(19,828)	59,597	(36,384)
Income before income tax	211,651	116,338	730,888	463,328
Income tax expense	(4,807)	(6,232)	(73,948)	(31,056)
Net income	**206,844**	**110,106**	**656,940**	**432,272**
Net income attributable to non-controlling interests	(308)	(222)	(919)	(822)
Net income attributable to MPT common stockholders	**$ 206,536**	**$ 109,884**	**$ 656,021**	**$ 431,450**
EARNINGS PER COMMON SHARE - BASIC AND DILUTED				
Net income attributable to MPT common stockholders	**$ 0.34**	**$ 0.20**	**$ 1.11**	**$ 0.81**
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	**596,395**	**537,003**	**588,817**	**529,239**
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	**596,665**	**538,351**	**590,139**	**530,461**
DIVIDENDS DECLARED PER COMMON SHARE	**$ 0.28**	**$ 0.27**	**$ 1.12**	**$ 1.08**

(A) Includes $4.8 million and $2.9 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended December 31, 2021 and 2020, respectively, and $27.9 million and $13.8 million of such expenses for the twelve months ended December 31, 2021 and 2020, respectively.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021 16

FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) December 31, 2021 December 31, 2020 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 14,062,722 $ 12,078,927 Investment in financing leases 2,053,327 2,010,922 Real estate held for sale 1,096,505 -Mortgage loans 213,211 248,080 Gross investment in real estate assets 17,425,765 14,337,929 Accumulated depreciation and amortization (993,100) (833,529) Net investment in real estate assets 16,432,665 13,504,400 Cash and cash equivalents 459,227 549,884 Interest and rent receivables 56,229 46,208 Straight-line rent receivables 728,522 490,462 Equity investments 1,181,025 1,123,623 Other loans 1,328,653 858,368 Other assets 333,480 256,069 Total Assets $ 20,519,801 $ 16,829,014 LIABILITIES AND EQUITY Liabilities Debt, net $ 11,282,770 $ 8,865,458 Accounts payable and accrued expenses 607,792 438,750 Deferred revenue 25,563 36,177 Obligations to tenants and other lease liabilities 158,005 144,772 Total Liabilities 12,074,130 9,485,157 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding - -Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding - 596,814 shares at December 31, 2021 and 541,419 shares at December 31, 2020 597 541 Additional paid-in capital 8,564,786 7,461,503 Distributions in excess of net income (87,691) (71,411) Accumulated other comprehensive loss (36,727) (51,324) Treasury shares, at cost (777) (777) Total Medical Properties Trust, Inc. Stockholders’ Equity 8,440,188 7,338,532 Non-controlling interests 5,483 5,325 Total Equity 8,445,671 7,343,857 Total Liabilities and Equity $ 20,519,801 $ 16,829,014 (A) Financials have been derived from the prior year audited financial statements. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021 17

FINANCIAL STATEMENTS

UNCONSOLIDATED JOINT VENTURE INVESTMENTS

(As of and for the three months ended December 31, 2021)

(Unaudited)

($ amounts in thousands)

REAL ESTATE JOINT VENTURE DETAILS

		MPT Pro Rata Interest				
Operators	MPT Weighted Average Interest	Total Gross Assets	Third-Party Net Debt	Shareholder Loans	Total Revenues [A]	Property-Related Expenses [A]
HM Hospitales, MEDIAN, Policlinico di Monza, Swiss Medical Network	53%	$ 2,397,857	$ 877,324	$ 337,689	$ 32,594	$ 1,867

PRO RATA TOTAL GROSS ASSETS BY COUNTRY



5%
7%
45%
43%
Switzerland
Germany
Spain
Italy

PRO RATA TOTAL GROSS ASSETS BY PROPERTY TYPE



43%
57%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals

JOINT VENTURE IMPACT

Income Statement Impact to MPT	Amounts	Financial Statement Location
Real estate joint venture income [B]	$ 6,855	Earnings from equity interests
Management fee revenue	$ 147	Interest and other income
Shareholder loan interest revenue	$ 4,488	Interest and other income

Balance Sheet Impact to MPT	Amounts	Financial Statement Location
Real estate joint venture investments	$ 817,386	Equity Investments
Other equity investments	363,639	Equity Investments
Total equity investments	$ 1,181,025	
Shareholder loans	$ 337,689	Other Loans

(A) Purchased the remaining 50% interest in IMED Valencia Hospitales in Spain in December 2021, which was formerly owned by MPT's joint venture partner. Includes revenue and expenses prior to the date of acquiring the additional interest.

(B) Includes $1.9 million of straight-line rent revenue, $13.2 million of depreciation and amortization expense, and $8.7 million of interest expense on third-party debt and shareholder loans.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q4 2021

18

MPT Medical Properties Trust 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Drew Babin, Senior Managing Director of Corporate Communications (646) 884-9809 or dbabin@medicalpropertiestrust.com or Tim Berryman, Managing Director of Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com